UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
________________________

FORM 8-K
________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2011
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McDermott International, Inc.
(Exact name of registrant as specified in its charter)
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REPUBLIC OF PANAMA
(State or other jurisdiction of incorporation)

001-08430	72-0593134
(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 870-5000

 (Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07       Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

We held our Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, May 6, 2011, in Panama City, Panama.  Set forth below are the final voting results on each matter submitted to a vote of stockholders at the Annual Meeting. Each proposal is described in more detail in our Proxy Statement for the Annual Meeting dated March 25, 2011.

Proposal 1:  The stockholders elected each of the eight director nominees to our Board of Directors for a one-year term, with the voting results as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Bookout, III	193,130,295	755,330	20,960,126
Roger A. Brown	192,478,469	1,407,156	20,960,126
Stephen G. Hanks	192,718,671	1,166,954	20,960,126
Stephen M. Johnson	192,526,657	1,358,968	20,960,126
D. Bradley McWilliams	192,671,510	1,214,115	20,960,126
Thomas C. Schievelbein	192,598,919	1,286,706	20,960,126
Mary L. Shafer-Malicki	193,079,809	805,816	20,960,126
David A. Trice	192,733,306	1,152,319	20,960,126

Proposal 2:  The stockholders approved the advisory vote on executive compensation, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
188,073,297	1,706,488	4,105,840	20,960,126

Proposal 3:  The stockholders approved, on an advisory basis, the holding of the advisory vote on executive compensation every year, with the voting results as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
168,296,316	668,057	21,835,628	3,085,624	20,960,126

Proposal 4:  The stockholders approved our Executive Incentive Compensation Plan for tax deductibility reasons, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
181,461,324	9,251,060	3,173,241	20,960,126

Proposal 5:  The stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011, with the voting results as follows:

For	Against	Abstentions
213,314,717	1,426,502	104,532

In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has determined that we will hold an annual advisory vote on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors determines it in the best interest of McDermott to hold such vote with different frequency.

Item 8.01       Other Events.

Appointment of Chairman of the Board of Directors and Lead Director

At our Board of Directors meeting held on May 6, 2011, our Board of Directors appointed Stephen M. Johnson, our President and Chief Executive Officer, as Chairman of the Board of Directors, and D. Bradley McWilliams as Lead Director, effective coincident with the adjournment of the meeting.  Mr. Johnson succeeds Mr. Ronald C. Cambre, who retired from the Board of Directors after 11 years of service, effective coincident with the adjournment of the meeting.

A copy of our press release announcing the results of the Annual Meeting and the appointment of Mr. Johnson as Chairman of our Board of Directors and Mr. McWilliams as Lead Director of our Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

  99.1     Press Release dated May 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

	By:	/s/Perry L. Elders
Perry L. Elders
Senior Vice President and Chief Financial Officer

May 9, 2011

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